HORIZON BANCORPORATION, INC.
(the "Company")
2506 64th Street Court East
Bradenton, Florida 34208

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

DATE:	June 15, 2011

TIME:	10:00 a.m.

PLACE:	Bradenton Yacht Club 4370 Snead Island Road Palmetto, FL 34221

Dear Shareholders:

 At the Company's 2011 Annual Shareholders Meeting (the "Annual Meeting"), we will ask you to:

(1)	Adopt the Fourth Amended and Restated Articles of Incorporation;

(2)	Elect directors, in the number and for the term described in the Proxy Statement;

(3)	Ratify the selection of Francis & Company, CPAs as the Company's independent registered public accounting firm for fiscal year 2011; and

(4)	Transact any other business, including shareholder proposals, that may properly come before the Annual Meeting.

If you were a shareholder of record at the close of business on April 20, 2011, you may vote at the Annual Meeting.  In addition to the proxy statement and the proxy card with voting instructions, a copy of the Company's annual report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

It is important that your shares be represented and voted at the Annual Meeting.  Whether or not you plan to attend, please sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. You may revoke any proxy in the manner described in the Proxy Statement at any time prior to its exercise at the Annual Meeting.  If you attend the Annual Meeting and prefer to vote in person, you may do so.

_____ __, 2011	By Order of the Board of Directors,

Charles S. Conoley
President and Chief Executive Officer

HORIZON BANCORPORATION, INC.
2506 64th Street Court East
Bradenton, Florida 34208

PROXY STATEMENT FOR THE
2011 ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 15, 2011 Beginning at 10:00 a.m.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Horizon Bancorporation, Inc., a Florida corporation (the "Company") is soliciting your proxy to vote at the Annual Meeting of the Company's shareholders on June 15, 2011, beginning at 10:00 a.m. (the "Annual Meeting").  The Annual Meeting will be held at the Bradenton Yacht Club, 4370 Snead Island Road, Palmetto, FL 34221.  This proxy statement summarizes the information that you need to know to vote intelligently at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.  We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on _____ __, 2011, to all shareholders entitled to vote.  Only shareholders who owned the Company's common stock at the close of business on April 20, 2011 (the "Record Date") are entitled to vote.  On the Record Date there were 1,770,139 shares of the Company's common stock, par value $.01 per share (the "Common Stock") outstanding held by 586 shareholders.  The Common Stock is the Company's only class of voting stock.

How many votes do I have?

Each share of the Common Stock that you own entitles you to one vote.  The enclosed proxy card indicates the number of shares of the Common Stock that you own.

How do I vote by proxy?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and return the enclosed proxy card and return it to us promptly in the accompanying envelope.  Returning the proxy card will not affect your right to attend and vote at the Annual Meeting.

If you properly complete and sign the proxy card and send it to us in advance of the Annual Meeting, your Proxy (the individual named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your Proxy will vote your shares as recommended by the Board as follows:

(1)          “FOR” the adoption of the Fourth Amended and Restated Articles of Incorporation;

(2)          Assuming that the shareholders have properly approved the Fourth Amended and Restated Articles of Incorporation, then "FOR" the election of all six nominees for director;

(3)	"FOR" the ratification of the selection of Francis & Company, CPAs, as the Company independent auditors for fiscal year 2011; and

(4)	"FOR" or "AGAINST," in the Proxy's discretion, with respect to any other business which may properly come before the Annual Meeting.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any of three ways:

•	You may send in another proxy with a later date.

•	You may notify the Company's President in writing before the Annual Meeting that you have revoked your proxy.

•	You may vote in person at the Annual Meeting.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter or proxy from the nominee indicating that you are the beneficial owner of the shares on the Record Date in order for you to be able to vote at the meeting.

What constitutes a quorum and what vote is required to approve each proposal?

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are treated as present and are, therefore, counted to determine a quorum.  If a quorum is not present, the shareholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time, without notice or other announcement, until a quorum is present or represented. It is the intention of your Proxy to vote the shares represented by the proxies held by him for such an adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

Assuming the present of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve all business that may properly come before the meeting or any adjournment thereof, except for the election of directors.  Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for the election of directors.  That is, the nominees receiving the greatest number of votes will be elected.

Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal, other than the election of directors, will have the same effect as a vote against such proposal. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect of votes against the nominee. Broker non-votes, if any, will not affect the outcome of the election of directors or of the vote on any other proposal.

Is voting confidential?

We keep all the proxies, ballots and voting tabulations private as a matter of practice.  We let only the Company's Inspector of Election examine these documents.  We will not disclose your vote to management unless it is necessary to comply with legal requirements.  We will, however, forward to management any written comments that you make, on the proxy card or elsewhere.

What are the costs of soliciting these proxies?

The Company will pay all the costs of soliciting these proxies, estimated at $3,000.  In addition to mailing proxy-soliciting material, the Company's directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication.  We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies.  We will then reimburse them for expenses.

GOVERNANCE OF THE COMPANY

The Board of Directors and Committees

The Company's Board of Directors oversees the business and affairs of the Company; until September 10, 2010, the Board of Directors also oversaw the business affairs of the Company’s wholly-owned subsidiary, Horizon Bank (the “Bank”).  In accordance with corporate governance principles, the Board does not involve itself in the day-to-day operations of the Company.  The directors keep themselves informed through discussions with key executives and the Company's principal external advisers, including legal counsel and outside auditors, by reading reports and other materials that the Company's management sends to them and by participating in Board and committee meetings.

The Board of Directors of the Company held nine (9) meetings during the year ended December 31, 2010.  Each director attended at least 75% of the aggregate of such meetings. Directors are encouraged to attend the annual meeting of shareholders.  Most of the directors attended the 2010 Annual Meeting of Shareholders. All but Charles S. Conoley were and are "independent" as defined in the listing standards of the NASDAQ Global Market.

The Board of Directors has a standing Audit and Compliance Committee currently composed of Michael S. Glasgow, Bruce E. Shackelford and Clarence R. Urban.  The Committee met twice in 2010.  Mr. Shackelford presides as chairman of the Audit and Compliance Committee.

The Company does not have a standing nominating committee or a standing compensation committee.  With respect to a nominating committee, the entire Board of Directors, which is composed of independent directors except one, has participated in the consideration of director nominees.  Given our relatively small market capitalization and the relative unlikelihood that a non-shareholder would be willing to serve as a director of a holding company which no longer owns a community bank, we do not believe that maintaining a nominating committee would lead to the identification of a broader pool of candidates eligible and willing to serve as directors of the Company.

           If the Board identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Board considers candidates from a variety of sources.  The process followed by the Board to identify and evaluate candidates includes (a) meetings to evaluate biographical information and background material relating to candidates and (b) interviews of selected candidates by members of the Board.  Recommendations by the Board of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence, distinction in their activities, judgment, integrity, the ability to commit sufficient time and attention to the Board's activities and the absence of potential conflicts with the Company's interests.  The Board also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for audit committee expertise.  The Board does consider diversity in identifying nominees for directors.

The Board of Directors will consider all candidates recommended by a shareholder (or group of shareholders) who owns at least 5% of the outstanding shares of Common Stock and who has held such shares for at least one year as of the date of the recommendation.  A shareholder (or shareholders) meeting these requirements is known as an "Eligible Shareholder."  The Board may also, in its discretion, consider candidates recommended by a shareholder owning less than 5% of the outstanding shares of Common Stock.  A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at the Company’s principal executive offices as shown on the notice for this meeting not less than 120 calendar days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders:

•	A recommendation that identifies the candidate and provides contact information for such candidate;

•	The written consent of the candidate to serve as a director of the Company, if elected; and

•	Documentation establishing that the shareholder making the recommendation is an Eligible Shareholder.

Upon timely receipt of the required documents, the Secretary will determine if the shareholder submitting the recommendation is an Eligible Shareholder based on such documents. If the shareholder is not an Eligible Shareholder, the Board may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board.  If the candidate is to be evaluated by the Board, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate's interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for background check from the candidate. Such documents must be received from the candidate before the first day of February preceding the annual meeting of shareholders.

Whether the nominee for director is recommended by a shareholder or by the Board itself acting as the nominating committee, there is no difference in the manner in which the Board of Directors evaluates nominees for director.

With respect to the compensation committee, the entire Board of Directors, which is composed of independent directors except one, has participated in setting the compensation for the Company's executive officers.  In each case, the executive's compensation has been fixed on an annual basis in the executive's employment agreement, where the bonus is within the discretion of the Board of Directors and any equity-based compensation occurs sporadically rather than on an annual basis.  In other words, thus far the structure of our executive compensation has been fairly simple.  For this reason, it has been the view of the Board of Directors that no standing compensation committee is appropriate for the Company at this time.

Compensation of Directors

In 2010, no compensation was paid to the directors.

Communications to the Board of Directors

Shareholders and other interested parties are encouraged to communicate directly with the Company's Chairman of the Board of Directors by writing to the Chairman of the Board, at the Company's address.  Each letter sent in accordance with the above instructions will be automatically sent to all of the independent directors.  The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Audit and Compliance Committee

The Audit and Compliance Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit and Compliance Committee's role includes overseeing the work of the Company's internal accounting and auditing processes and discussing with management the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements.  The functions of the Audit and Compliance Committee are focused on three areas:

•	the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

•	the performance of the Company's internal auditors and the independence and performance of the Company's independent auditors; and

•	the Company's compliance with legal and regulatory requirements

The Audit and Compliance Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company.  The Audit and Compliance Committee periodically reviews the independent auditor's performance, fees and independence from management.

The Directors who serve on the Audit and Compliance Committee are all "Independent" as defined in the listing standards of the NASDAQ Global Market.  That is, the Board of Directors has determined that no Audit and Compliance Committee member has a relationship to the Company that may interfere with his or her independence from the Company and its management.

The Audit and Compliance Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities.  The Board of Directors has determined that each Audit and Compliance Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit and Compliance Committee. In addition, the Board has determined that Bruce E. Shackelford is an “Audit Committee financial expert” as defined by Securities and Exchange Commission (“SEC”) rules.  The Board has adopted and annually reviews a written charter setting out the functions the Audit and Compliance Committee is to perform.  The current copy of the charter is available upon request.

Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.  The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with us.  We monitor these processes, relying without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

This year, we reviewed the Company's audited financial statements as of and for the fiscal year ended December 31, 2010, and communicated with both management and Francis & Company, CPAs, the Company's independent auditors, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

We have received from and discussed with Francis & Company, CPAs the written disclosure and the letter required by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") regarding Francis & Company, CPAs’ communications with the Audit and Compliance Committee concerning independence and have discussed with Francis & Company, CPAs its independence.  We also discussed with Francis & Company, CPAs the matters required to be discussed by the statement on Auditing Standards No. 61, as adopted by the PCAOB in Rule 3200T.

Based on these reviews and discussions, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2010, to be filed with the SEC.  We have also selected Francis & Company, CPAs, as the Company independent auditor for fiscal year 2011.

Bruce E. Shackelford, Chairman
Michael S. Glasgow
Clarence R. Urban

ITEM 1. - ADOPTION OF THE FOURTH AMENDED AND RESTATED ARTICLES OF INCOMRPORATION

Summary

It is proposed that the Company’s current Articles of Incorporation be amended in several respects.  Specifically, it is proposed that:

A.	The name of the Company be changed to Manasota Group, Inc.;

B.	The designation of Series A Preferred Stock set forth in Article III.D., no shares of which have ever been issued by the Company, be eliminated;

C.	The provision whereby the terms of service of the directors are to be staggered set forth in Article V.A. be eliminated; and

D.	The provisions relating to shareholder meetings set forth in Paragraphs B. and C. of Article VII be eliminated.

Reasons for and Effects of the Amendments

As previously reported, on September 10, 2010, the Bank, which had been the Company’s sole subsidiary and constituted the Company’s operating business, was declared insolvent and went into a receivership by the FDIC.  Since the Company lost the Bank, as described in the 2010 Annual Report, management has been engaged in two endeavors: (i) achieving a settlement with the FDIC with respect to the Company-owned bank building and the Company’s federal income tax refund from 2009 and (ii) exploring ways for the Company to become operational again with the view, if at all possible, to allow our shareholders to recoup the value of their investment in the Company which was lost with the loss of the Bank.  With respect to the second endeavor, management believes that the shareholders would stand the best chance of recouping their investment if the Company were to remain a fully reporting public company whose stock is quoted on the Over-the-Counter Bulletin Board and who is then a good candidate for participating in a merger or other combination with a privately-held operating company where the Company survives and allows the shareholders of the operating company to own publicly-traded stock.

Management believes that the proposed amendments to our Articles of Incorporation are necessary in order for the Company to become an attractive surviving company in any such merger or other combination.  Set forth below are the more specific reasons and effects of each proposed amendment.

A.           Change of Name.

Under Florida law, the term “bank” or “banc” may only be used by a duly approved financial institution or a holding company which owns all of the shares of such an institution.  In fact, since the loss of the Bank, the Florida Office of Financial Regulation has officially requested that the Company drop the term “bank” from its name.  In other words, in case of the amendment denoted as “A.” above, in addition to the fact that its current name indicates that it is in the banking business and yet the Company is not likely to ever engage in such business, the amendment is required in order to comply with Florida law.

The new name chosen by the Board of Directors and management, “Manasota Group, Inc.,” was the original name of the Company when it was incorporated as a Florida corporation in October 1998.

B.           Eliminating the Existing Designation of Preferred Stock.

Under Article III of the Company’s Articles of Incorporation, the Board of Directors is authorized to issue, without shareholder approval, shares of preferred stock having such rights and preferences as the Board of Directors may select in their discretion.  Using this authority, the Company’s Board of Directors did designate, effective October 22, 2009, the Series A Preferred Stock, the terms of which are currently set forth in Article III.D. of the Articles of Incorporation.

The Series A Preferred Stock was designated in the Fall of 2009 as part of the effort by the Company to sell shares of preferred stock sufficient to recapitalize the Bank.  The offering was not successful, no shares of the Series A Preferred Stock were ever issued, and the designation is no longer necessary.  Eliminating the designation in Article III.D. will make for a less cluttered Articles of Incorporation and will have no effect on the current or future capital structure of the Company or the rights of its shareholders.

C.           Elimination of the Staggered Board.

Since the Company’s inception in October 1998, the Board of Directors has been composed of three classes, the members of each being elected each time for a three-year term, i.e. for a staggered term of service.  Under the Company’s Bylaws, a director may be removed from office only for cause and then only either (a) by an affirmative vote of 2/3 of the outstanding shares at a shareholders’ meeting specifically called for this purpose or (ii) by an affirmative vote of the majority of the outstanding shares if 2/3 of the other directors have resolved to remove the particular director.

The combination of those provisions has had the tendency of perpetuating the existing Board of Directors.  In fact, in case of a merger or other combination involving the Company, the shareholders of the acquired company may very well wish to control the Company’s Board of Directors and would find the presence of six directors, the terms of some of whom do not expire for as much as another three years, to be an impediment to striking a deal.  Eliminating the staggered term of service would, in other words, both reduce the tendency of perpetuating the current Board of Directors and make the Company a more attractive merger candidate.

D.           Elimination of Certain Provisions Relating to Shareholder Meetings.

Article VII of the Company’s current Articles of Incorporation consists of three separate paragraphs.  Paragraph A provides that special meetings of the shareholders may be called at any time by the Chairman of the Board, the President, the majority of the directors then in office or by the holders of at least 25% of the outstanding shares of the voting stock.  It is not proposed that Paragraph A be eliminated.

Paragraph B provides that the shareholders shall not be entitled to take any action by written consent in lieu of taking such action at an annual or special meeting.  Paragraph C provides that advance notice of shareholder nominations for election of directors and of business to be brought by shareholders before any meeting of the shareholders shall be given in a manner provided for in the Company’s Bylaws.

Paragraph B acts to prevent the Company’s shareholders from utilizing the written consent procedure which would otherwise be available to the Company under Fla. Stat. Section 607.0704.  This provision, which is found in most, if not all, corporate statutes of the various states, is designed to streamline the process by which shareholders take an action where a majority of them (or two-thirds, depending on the vote requirement for the approval of the particular action) wish to approve such action but without having to encounter the delay and expense generally associated with calling and conducting a meeting of the shareholders to take such action.

           The Board of Directors believes that removing the impediment to allow the Company shareholders to take action by written consent will put the Company’s Articles of Incorporation more in line with other Florida corporations and is in the best interests of the shareholders.  Permitting action by written consent will obviate the need to spend the money and the time delay generally associated with calling and conducting a shareholders’ meeting.  At the same time. as long as the Company is a reporting company subject to the proxy rules promulgated by the SEC, it will remain subject to compliance with Regulation 14C under the Securities Exchange Act of 1934.  Under the provisions of Regulation 14C, the Company will still be required to distribute a written statement to the shareholders, the information required to be included in which and the SEC filing requirements applicable to which are very similar to the information and filing applicable in case of a typical proxy for a meeting.  To make sure that all the shareholders have an adequate opportunity to analyze the proposed action, Rule 14c-2 requires that the information statement be sent to the shareholders not less than twenty calendar days before the earliest date on which the action can be actually taken.  In other words, eliminating the restriction against taking action by written consent will provide a more streamlined procedure for the will of the majority, or 2/3, as the case may be, of the shareholders to be converted into action while still preserving most of the procedural safeguards inherent in a special meeting procedure.

For these reasons, the provision in Paragraph B should be eliminated.

Paragraph C specifically refers to the relevant provisions of the Company’s Bylaws — Section 2.12 in this case — and does not have any substantive content on its own.  The presence of this provision in the Articles of Incorporation is, therefore, superfluous and should be eliminated.

Procedure for Amendment

The current Articles of Incorporation consist of the Third Amended and Restated Articles of Incorporation, which became effective on October 22, 2009.  The amendments proposed in this Item 1 will be effected by the filing, after adoption by the shareholders, of a Fourth Amended and Restated Articles of Incorporation with the Office of the Florida Secretary of State.  Attached as Addendum 1 to this Proxy Statement is a copy of the proposed Fourth Amended and Restated Articles of Incorporation showing the changes from the Third Amended and Restated Articles of Incorporation that would result from the approval by the shareholders of this Item 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “YES” FOR THE ADOPTION OF THE FOURTH AMENDED AND RESTATED ARTICLES OF INCORPORATION.

ITEM 2. - ELECTION OF DIRECTORS

General Information

Immediately prior to this Annual Meeting, the Board of Directors would have been composed of nine members divided into three classes, Class I (composed of three members), Class III (composed of three members) and Class I (composed of three members). The terms of service by the directors were staggered so that the directors who belong to one of the classes are elected at each successive Annual Meeting, with the Class III members up for election at this 2011 Annual Meeting.

However, the Company has been informed that all three of sitting Class III directors, Elizabeth L. Thomason, D.M.D., David K. Scherer and Mary Ann Turner, will not stand for reelection.  Moreover, if the majority of the shareholders were to approve the proposal in Item 1 above, i.e. to adopt the Fourth Amended and Restated Articles of Incorporation, the terms of service of the Company’s directors would no longer be staggered.  In fact, if such approval were to be obtained, the six remaining directors, i.e. the three Class I directors and the three Class II directors, would resign at the meeting after any such approval is obtained, but have consented to serve and stand for election as directors whose terms are not staggered.

Accordingly, if the shareholders do approve the proposal in Item 1 above, the shareholders will be asked to elect each of the six nominees named in this Proxy Statement, who are the current Class I directors and Class II directors, to serve until the 2012 Annual Meeting of Shareholders and until his successor is duly elected and consents to serve.

If, on the other hand, the shareholders do not approve the proposal in Item 1 above, the six current directors will not resign at the meeting and their terms will continue until the 2012 Annual Meeting and the 2013 Annual Meeting, respectively, and no election of directors will take place at the Annual Meeting.

Under both the Company's Articles of Incorporation and Bylaws, vacancies occurring on the Board of Directors between Annual Meetings may be filled by the vote of a majority of the directors then in office to serve for the unexpired term of the director whose vacancy is being filled.

Each proxy that a shareholder executes and returns will be voted according to its terms.  If a proxy does not otherwise specify, it will be voted for the election of the nominees named below as explained above.

Information Concerning Nominees for Director.

The biography of each nominated director of the Company follows.  Except as otherwise indicated, each nominee has been or was engaged in his/her present or last principal occupation, in the same or a similar position, for more than five years.

Charles S. Conoley	52
Charles S. Conoley has served as a Class II director of the Company since May 11, 2009 and as a Class I director of the Company from October 2, 1998 to May 11, 2009.  Mr. Conoley has served as the President and Chief Executive Officer of the Company since October 2, 1998, and served as a director and President and Chief Executive Officer of the Bank from October 25, 1999 to September 10, 2010.  From 1993-1998, he was a Vice President and commercial loan officer for American Bank in Bradenton, Florida.  Prior to that he was employed as a senior executive for affiliates of Barnett Bank in Miami and Bradenton, Florida.  Mr. Conoley received his MBA in Finance and Accounting from Indiana University in Bloomington, Indiana and his undergraduate degree from Purdue University.

Michael S. Glasgow	42
Mr. Glasgow has served as a Class I director of the Company since October 2, 1998, and served as a director of the Bank from October 25, 1999 to September 10, 2010.  He is employed with USA Steel Fence, Inc., a commercial and residential fence company that has operations in Bradenton, Lakeland, Gibsonton, Englewood and St. Petersburg, Florida, and serves as its President.  Mr. Glasgow is also the owner of  USA Land Company, and USA Used Cars, all of Bradenton, Florida.  He also serves as Vice President for USA Group, Inc., USA Real Estate, and Approved Roofing, Inc., also of Bradenton, Florida.

Barclay Kirkland, D.D.S.	66
Dr. Kirkland has served as a Class I director of the Company since May 18, 2000, and served as a director of the Bank from February 2001 to September 10, 2010.  He is in private practice in Bradenton, Florida. He is a member of the American Academy of Peridontology and the American Academy of Anti-Aging Medicine, and is active in Rotary International.

C. Donald Miller, Jr.	72
Mr. Miller has served as a Class II director of the Company since October 2, 1998, and served as a director of the Bank from October 25, 1999 to September 10, 2010.  He serves as President of Miller Enterprises of Manatee, Inc., which is engaged in real estate investments and other businesses.  He is a past President of the Manatee County Chamber of Commerce.

Bruce E. Shackelford	55
Bruce E. Shackelford has served as a Class I director of the Company since October 2, 1998, and served as a director of the Bank from October 25, 1999 to September 10, 2010.  He serves as President of Four Star Tomato, Inc., R&S Sales and Management, Inc. and Western Tomato Growers & Shippers, Inc., all companies engaged in food production and distribution.  He is also the general partner of Triple-S Farms, a farming operation.

Clarence R. Urban	65
Clarence R. Urban has served as a Class II director of the Company since May 20, 2004 and as a Class III director of the Company from October 2, 1998 to May 20, 2004.  He served as a director of the Bank from October 25, 1999 to September 10, 2010.  He served as Chairman of the Company's Board of Directors from October 2, 1998, to September 17, 2003, and as  Chairman of the Bank's Board of Directors from October 25, 1999, to September 17, 2003.  He serves as the owner and President of Arcade Lithographing Corporation.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

Beneficial Owners of More than 5% of the Common Stock:

The following table shows all persons whom we know to be "beneficial owners" of more than five percent of the Common Stock as of March 10, 2011.*

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)

Charles S. Conoley 410 68th Ct. N.W. Bradenton, Florida 34209	141,275	(2)	7.77%

John Falkner 51450 CR 352 Decatur, Michigan 49045	175,000		9.89%

Ross C. Hodges 901 64th Street West Bradenton, FL 34209	114,110		6.45%

Scott Falkner 16748 4th Avenue Northeast Bradenton, FL 34212	121,831		7.16%

David K. Scherer 4239-63rd Street West Bradenton, Florida34209	102,159	(3)	5.77%

*
Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended.  Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days.  Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest.  For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1)  The percentages are based on 1,770,139 shares of Common Stock outstanding, plus shares of Common Stock that may be acquired by the beneficial owner within 60 days of March 19, 2010, by exercise of options and/or warrants.
(2)  Includes 3,500 shares held as custodian for Max Conoley and 3,200 shares held as custodian for Alexandra Conoley, as to which Mr. Conoley disclaims beneficial ownership.  Also includes 14,300 shares owned jointly with Mr. Conoley's wife.  Also includes the right to acquire 48,880 shares pursuant to currently exercisable options.
(3)  All of Mr. Scherer's shares except for 200 are held jointly with his wife. Also includes the right to acquire 1,500 shares pursuant to currently exercisable options.

Share Ownership of Directors and Executive Officer

The following chart shows the number of shares of the Common Stock that each executive officer, director and nominee for director of the Company beneficially owns, and the total Common Stock that such persons own as a group:

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)

Charles S. Conoley 410 68th Court N.W. Bradenton, Florida 34209	141,275	(2)	7.77%

Michael Shannon Glasgow 1209-44th Avenue East Bradenton, Florida 34203	3,825	(3)	Less than 1%

Barclay Kirkland, D.D.S. 2109-59th Street West Bradenton, Florida 34209	52,460	(4)	2.96%

C. Donald Miller, Jr. 216 21st Street W. Bradenton, Florida 34205	10,500	(5)	.59%

Bruce E. Shackelford P. O. Box 91 Ellenton, Florida 34222	19,458	(6)	1.10%

Clarence R. Urban 2108 Whitfield Park Loop Sarasota, Florida 34243	80,207	(7)	4.53%

All directors, nominees and named executive officers as a group (6)	307,725		16.85%

*
Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended.  Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days.  Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1)      The percentages are based on 1,770,139 shares of Common Stock outstanding as of March 19, 2010, plus shares of Common Stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of March 19, 2010, by exercise of options and/or warrants.  The percentage total differs from the sums of the individual percentages due to the differing denominators with respect to each calculation.

(2)      Includes 3,500 shares held as custodian for Max Conoley and 3,200 shares held as custodian for Alexandra Conoley, as to which Mr. Conoley disclaims beneficial ownership.  Also includes 14,300 shares owned jointly with Mr. Conoley's wife.  Also includes the right to acquire 48,880 shares pursuant to currently exercisable options. .
(3)      Includes 1,825 shares held as custodian for Savannah Glasgow as to which Mr. Glasgow disclaims beneficial ownership and 500 shares held as custodian for Marina Glasgow as to which Mr. Glasgow disclaims beneficial ownership.
(4)      Includes 33,782 shares held jointly with his wife.  Also includes 500 shares held as custodian for Cari Beth Kirkland, and 900 shares held as custodian for Chloe Fay Kirkland, and an equal number held for each by his wife as custodian, as to all of which Dr. Kirkland disclaims beneficial ownership. Also includes the right to purchase 1,361 shares pursuant to currently exercisable options.
(5)      Includes 4,000 shares held by his wife, as to which Mr. Miller disclaims beneficial ownership. Also includes the right to acquire 1,500 shares pursuant to currently exercisable options.
(6)      Held by Triple S Farms Profit Sharing for the benefit of Mr. Shackelford. Also includes the right to acquire 1,500 shares pursuant to currently exercisable options.
(7)      Includes the right to acquire 1,500 shares pursuant to currently exercisable options.

Executive Officers and Employment Agreements

Charles S. Conoley has served as the Company's President and Chief Executive Officer since its inception.  Biographical information about Mr. Conoley is set forth above in the segment containing information about the Company's directors.  Effective January 1, 2009, Mr. Conoley, the Company and the Bank entered into a three-year employment agreement, which was terminated by mutual consent effective April 20, 2011.

Kathleen M. Jepson, age 62, has served as the Company's Senior Vice President and Chief Financial Officer since January 31, 2005.  Ms. Jepson has over twenty years banking experience, for the five years prior to 2005 with Pelican Financial, Inc., Ann Arbor, Michigan. Effective January 1, 2010, Ms. Jepson, the Company and the Bank entered into a three-year employment agreement, which was terminated by mutual consent effective April 20, 2011.

EXECUTIVE COMPENSATION

Compensation of Executive Officer

The following table sets forth the compensation and bonus paid to named executive officer of the Company for the last two fiscal years:

Summary Compensation Table
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards (e)	Option Awards (f)	Non- Equity Incentive Plan Compen- sation (g)	Change in Pension Value and Nonquali- fied Deferred Compensa- tion Earnings (h)	All Other Compen- sation (i)		Total (j)
Charles S. Conoley,	2010	$130,344	-0-	$0	$0	$0	$0	$5,040	(1)	$143,629
President and CEO of the Company	2009	$185,000	$25,000	$0	$0	$0	$0	$29,546	(1)	$239,546

(1)  In 2009, in accordance with Company policy, Mr. Conoley received $500 for the first seven meetings of the Board of Directors of the Bank that he attended, for a total of $3,500.  Additional compensation includes: use of automobile — $8,245 in 2010 and $12,367 in 2009; payment by the Company of country club dues — $5,040 in 2010 and $6,279 in 2009; and 4% employer match under the Company's 401(k) plan — $7,400 in 2009.

The following table sets forth the outstanding equity awards at fiscal year end held by the named executive officer:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock that Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Than Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Than Have Not Vested ($) (i)
Charles S. Conoley	34,380			$5.50	12/31/2012
	3,000			$7.00	12/31/2013
	3,000			$12.00	12/31/2015
	3,000			$14.50	12/31/2016
	2.500			$12.00	12/31/2017
	3,000	-0-	-0-	$8.50	12/31/2018	-0-	-0-	-0-	-0-

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who beneficially own 10% or more of the outstanding shares of Common Stock (the "Reporting Persons") to file reports of ownership and changes of ownership with the SEC and to furnish the Company with copies of Section 16(a) forms so filed.  Based solely on a review of copies of such forms received, the Company believes that all of the Reporting Persons timely met their filing obligations for the fiscal year ended December 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2009 and 2010, the Bank loaned funds to certain of the Company's directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

ITEM 3. – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

You are asked to ratify the Audit and Compliance Committee's selection of Francis & Company, CPAs, as the Company's independent registered public accounting firm for 2011.  Francis & Company, CPAs, has audited the accounts of the Company since 1999.  The Board of Directors considers it desirable to continue the services of Francis & Company, CPAs.

Although current law, rules, and regulations, as well as the charter of the Audit and Compliance Committee, require the Company's independent registered public accounting firm to be engaged, retained, and supervised by the Audit and Compliance Committee, the Board considers the selection of the independent registered public accounting firm to be an important matter of shareholder concern and is submitting the selection of Francis and Company, CPAs, for ratification by shareholders as a matter of good corporate practice.  The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of Francis and Company, CPAs, as the Company's independent registered public accounting firm for the current fiscal year.

Fees Paid to the Independent Registered Public Accounting Firm

The fees billed by Francis & Company, CPAs, for professional services rendered to the Company during 2010 and 2009 are set forth below.  The Audit and Compliance Committee has concluded that the provision of non-audit services by the independent registered public accounting firm to the Company did not and does not impair or compromise the auditors' independence.
	2010	2009
Audit Fees	$62,780	$78,650
Audit-Related Fees	—0—	—0—
Tax fees	9,500	5,100
All Other Fees	—0—	—0—
Total	$72,280	$83,750

Pre-Approval of Services Provided By the Independent Registered Public Accounting Firm.

The Audit and Compliance Committee has responsibility for appointing, setting compensation for and overseeing the work of the Company's independent registered public accounting firm and has established a policy concerning the pre-approval of services performed by the Company's independent registered public accounting firm.  Each proposed engagement not specifically identified by the SEC as impairing independence is evaluated for independence implications prior to entering into a contract with the independent registered public accounting firm for such services.  The Audit and Compliance Committee has approved in advance certain permitted services whose scope is consistent with auditor independence.  These services are (i) services associated with SEC registration statements, other documents filed with the SEC or other documents issued in connection with securities offerings (for example, comfort letters or consents), (ii) consultations related to adoption of new accounting or auditing pronouncements, disclosure requirements or other accounting related regulations and (ii) audits of employee benefit plans, if any.  If the project is in a permitted category, it is considered pre-approved by the Audit and Compliance Committee.  All other services require specific pre-approval by the Audit and Compliance Committee.  On a quarterly basis, the Audit and Compliance Committee reviews a summary listing all service fees, along with a reasonably detailed description of the nature of the engagement.

All audit, audit-related and tax services preformed by Francis & Company, CPAs, in fiscal year 2010 were pre-approved by the Audit and Compliance Committee in accordance with the regulations of the SEC.  The Audit and Compliance Committee considered and determined that the provision of non-audit services by Francis & Company, CPAs, during fiscal year 2010 was compatible with maintaining auditor independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF FRANCIS & COMPANY, CPAS, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

ITEM 4 - OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The management of the Company knows of no matters other than those above that are to be brought before the 2011 Annual Meeting.  However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the proxy holder to vote the Proxy in accordance with his judgment of what is in the best interest of the Company.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in the proxy statement and form of proxy for presentation at the 2012 Annual Meeting of Shareholders, the proposal must be received by the Company at its principal executive offices by not less than 120 calendar days in advance of April 1, 2012, or not later than December 1, 2011. The proposal should be sent to the attention of the Secretary of the Company.

Under the Company's Bylaws, if you wish to nominate directors or bring other business before the 2012 Annual Meeting without such item being included in the Company's 2012 Proxy Statement:

•	You must notify the Secretary in writing not less than 30 days before the Annual Meeting.

•
If the Company gives you fewer than 40 days' notice or prior public disclosure of the meeting date, however, you must notify the Secretary of the Company within 10 days after the notice of the meeting date was mailed or publicly disclosed.

•	Your notice must contain the specific information that the Company's Bylaws require.

Please note that these requirements relate only to matters that you wish to bring before your fellow shareholders at an Annual Meeting.  They are separate from the SEC's requirements to have your proposal included in the Company's proxy statement.

If you would like a copy of the Company's Bylaws, the Company will send you one without charge at your request.

BY ORDER OF THE BOARD OF DIRECTORS

Charles S. Conoley
President and Chief Executive Officer

PROXY
HORIZON BANCORPORATION, INC. 2506 64th Street Court East Bradenton, Florida 34208

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  The undersigned hereby appoints Charles S. Conoley, as Proxy with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below all the shares of the common stock of Horizon Bancorporation, Inc. held of record by the undersigned on April 20, at the Annual Meeting of Shareholders to be held on June 15, 2011, or any adjournment thereof.

A.           ADOPTION of the Fourth Amended and Restated Articles of Incorporation

☐ FOR Approval of the Fourth Amended and Restated Articles of Incorporation.	☐ AGAINST	☐ ABSTAIN

B.           ELECTION OF DIRECTORS (The Board of Directors recommends a vote "FOR" all nominees listed below.)

☐ FOR all nominees listed below (except as marked to the contrary below) Class I (Term expiring in 2012)		☐ WITHHOLD AUTHORITY for all nominees listed below.	☐ ABSTAIN
Charles S. Conoley	C. Donald Miller, Jr.
Michael S. Glasgow	Bruce E. Shackelford
Barclay Kirkland, D.D.S.	Clarence R. Urban

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

C.
RATIFICATION OF FRANCIS & COMPANY, CPAS, (The Board of Directors recommends a vote “FOR” ratification of Francis & Company, CPAs as the Company's independent registered public accounting firm for the year 2011.

☐ FOR ratification of Francis & Company, CPAs as the Company's independent registered public accounting firm for the fiscal year 2010.	☐ AGAINST	☐ ABSTAIN
D.	IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
☐ YES ☐ NO
This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the election of all listed nominees and, at the Proxy's direction, on any other matter that may properly come before the Annual Meeting.  Please sign exactly as name appears below.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND	______________________________________, 2011
RETURN THE PROXY CARD	Date
PROMPTLY USING THE ENCLOSED
ENVELOPE.
Signature

Signature if held jointly

Addendum 1

FOURTH AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MANASOTA GROUP, INC.

The undersigned corporation, MANASOTA GROUP, INC. (the “Corporation”), for the purposes of amending and restating its Amended and Restated Articles of Incorporation, and pursuant to the provisions of the Florida Business Corporation Act (the “Act”), executes the following Fourth Amended and Restated Articles of Incorporation:

ARTICLE I - NAME.

The name of the Corporation shall be MANASOTA GROUP, INC., and its principal place of business shall be 410 68th Court Northeast, Bradenton, Florida  34209.

ARTICLE II - NATURE OF BUSINESS.

The Corporation may engage in any activity or business permitted under the laws of the United States and of the State of Florida.

ARTICLE III - CAPITAL STOCK.

A.           AUTHORIZED SHARES.  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 26,000,000, consisting of 25,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") and 1,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock").  The shares may be issued from time to time as authorized by the Board of Directors of the Corporation without further approval of the shareholders except as otherwise provided herein or to the extent that such approval is required by statute, rule or regulation.

B.           COMMON STOCK.  Except as otherwise provided by statute or Preferred Stock Designations (as defined below), the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held of record by such holder as to each matter submitted to shareholders for approval. There shall be no cumulative voting rights in the election of directors of the Corporation.

Addendum 1

C.           PREFERRED STOCK.  The shares of Preferred Stock may be issued from time to time in one or more series as may be established by the Board of Directors of the Corporation.  The Board of Directors is hereby expressly authorized to fix and determine by resolution(s) the number of shares of each series of Preferred Stock and the designation thereof, any voting and other powers, preferences and relative participating, optional or special rights, including the number of votes, if any, per share and such qualifications, limitations or restrictions on any such powers, preferences and rights as shall be stated in the  resolution(s) providing for the issue of the series (a "Preferred Stock  Designation") and as may be permitted by the Act.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of holders of a majority of the voting power of the then outstanding shares of capital stock, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless the vote of such holders if required pursuant to any Preferred Stock Designation.

ARTICLE IV - TERM AND COMMENCEMENT OF EXISTENCE.

This Corporation is to exist perpetually.  The date of commencement of corporate existence is date of filing of Articles of Incorporation.

ARTICLE V - DIRECTORS.

A.           The Corporation shall be under the direction of the Board of Directors.  The Board of Directors shall consist of not less than six (6) nor more than twenty (20) directors.  The number of directors within this range shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a  majority of the directors then in office.  The Board of Directors shall be divided into three classes:  Class I, Class II, and Class III, with each class to be as nearly equal in number as possible.  Each director shall serve for a term ending on the date of the third annual meeting of shareholders of the Corporation (the "Annual Meeting") following the Annual Meeting at which such director was elected; provided, however, that the directors designated herein as members of Class I shall serve for a term ending on the date of the first Annual Meeting following the date on which such directors are so designated, the directors designated herein as members of Class II shall serve for a term ending on the date of the second Annual Meeting following the date on which said directors were so designated, and the directors designated herein as members of Class III shall serve for a term ending on the date of the third Annual Meeting following the date on which such directors were so designated. Notwithstanding the foregoing, each director shall serve until his successor is elected and qualified or until his death, resignation or removal.

B.           Any director may be removed from office at any time, but only for cause, by the affirmative vote of holders of two-thirds of the then outstanding shares of capital stock of the Corporation entitled to be cast, voting together as a single class, at a meeting of shareholders called for that purpose, unless the removal has been approved by a resolution adopted by at least two-thirds of the directors then in office, in which event the removal shall be approved by vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to be cast, voting together as a single class, at a meeting of the shareholders called for that purpose.  For purposes of this paragraph, "cause" shall mean any act or omission for which a director may be personally liable to the Corporation or its shareholders pursuant to Article VI hereof, as well as any other act or omission which relates to personal dishonesty, incompetence or intentional failure to perform stated duties.

Addendum 1

C.           Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directorships, may be filled by the vote of a majority of directors then in office.  Any director so chosen shall hold office until such director's successor shall have been elected and qualified.  Any director chosen by the Board of Directors to fill a vacancy created, other than by reason of an increase in the number of directorships, shall serve for the unexpired term of the director whose vacancy is being filled.  Any director chosen by the Board of Directors to fill a vacancy created by reason of an increase in the number of directorships shall serve for a term to expire at the next election of directors.

ARTICLE VI - DIRECTOR'S LIABILITY.

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of his duty of care or other duty as a director by reason of any act or omission, except for liability (i) for any appropriation, in violation of his duties, of any business opportunity of the Corporation; (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) for the types of liability set forth in Section 607.0831 of the Act; or (iv) for any transaction from which the director derives an improper personal benefit.  If the Act is amended to authorize corporate action further limiting the personal liability of directors, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the Act, as so amended.  Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of Corporation existing at the time of such repeal or modification.

ARTICLE VII - SHAREHOLDER MEETINGS.

A.           Special meetings of shareholders may be called at any time by the Chairman of the Board or the President, by a majority of the directors then in office or by the written request of the holders of at least 25% of the then outstanding shares of capital stock of the Corporation entitled to be cast, voting together as a single class.

ARTICLE VIII - CERTAIN BUSINESS TRANSACTIONS.

A.           The affirmative vote of holders of at least two-thirds of the outstanding shares of capital stock entitled to be cast at a meeting called to vote on any transaction submitted to the shareholders pursuant to this Article, voting together as a single class, shall be required for the approval or authorization of:  (i) any merger or consolidation of the Corporation or any of its subsidiaries with or into any other corporation, partnership, person or other entity; or (ii) any sale, lease, exchange, transfer or disposition of all or substantially all of the assets of the Corporation or any of its subsidiaries to or with any other corporation, partnership, person or other entity; or (iii) adoption of any plan or proposal for the liquidation or dissolution of the Corporation; provided, however, that such two-thirds voting requirement shall not be applicable if the Board of Directors of the Corporation shall have approved any such action or transaction described in clauses (i), (ii) or (iii) by resolution adopted by at least two-thirds of the directors then in office, in which case the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to be cast, voting together as a single class, shall be required to approve such action or transaction.

Addendum 1

B.           The fact that any action or transaction complies with the provisions of this Article shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors or any member thereof to approve such action or transaction, recommendation, adoption or approval to the shareholders of the Corporation, nor shall any such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of, or actions or responses taken with respect to, such action or  transaction.

ARTICLE IX - BYLAWS.

In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter, amend and repeal the Bylaws of the Corporation by vote of at least two-thirds of the directors then in office, subject to the powers of the holders of the capital stock of the Corporation to alter, amend or repeal the Bylaws; provided, however, that, with respect to the powers of the holders of capital stock to alter, amend and repeal the Bylaws of the Corporation, notwithstanding any other provisions of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of holders of any particular class or series of the capital stock of the Corporation required by law, or these Articles of Incorporation, the affirmative vote of holders of at least two-thirds of the voting power of the then outstanding shares of capital stock entitled to be cast, voting together as a single class, shall be required to alter, amend or repeal any provision of Bylaws.

ARTICLE X - AMENDMENT OF ARTICLES OF INCORPORATION.

The Corporation reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on shareholders herein are granted subject to this reservation.  Notwithstanding the preceding sentence, the provisions set forth in this Article and Articles 3, 5, 6, 7, 8 and 9 hereof may not be altered, amended or repealed in any respect, and no other provision(s) may be adopted which would impair in any respect the operation or effect of any such provisions, except by the affirmative vote of holders of at least two-thirds of the voting power of the then outstanding shares of capital stock, voting together as a single class; provided, however, that such two-thirds voting  requirement shall not be applicable if the Board of Directors of the Corporation shall approve such action by resolution adopted by at least two-thirds of the directors then in office, in which case the affirmative vote of holders of a majority of the then outstanding shares of capital stock entitled to be cast at the meeting of shareholders called for that purpose, voting together as a single class, shall be required to approve such action.

Addendum 1
ARTICLE XI - ADOPTION

These Fourth Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors on April 20, 2011 and were approved by the shareholders on ________________, 2011.

Addendum 1

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation, this ___ day of ___________, 2011.

Charles S. Conoley, President